  This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares. The Offers are made solely by the Offers to Purchase and
  Proxy Statements and the related Letters of Transmittal and Proxy, and are being made to all holders of Shares. Southern is not aware of any jurisdiction where the making of the Offers or the tender of Shares is not in compliance with any applicable law. If Southern becomes aware of any jurisdiction where the making of the Offers or the tender of Shares is not in compliance with any applicable law, Southern will make a good faith effort to comply with such law.
 If, after such good faith effort, Southern cannot comply with such law, the Offers will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer, the Offers shall be deemed to be made on behalf of
 Southern by Merrill Lynch & Co. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                           [SOUTHERN COMPANY LOGO]

                            THE SOUTHERN COMPANY
     NOTICE OF OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES
              OF THE FOLLOWING SERIES OF ALABAMA POWER COMPANY

                      364,000 SHARES, PREFERRED STOCK,
    $100 PAR VALUE, 4.20% SERIES AT A PURCHASE PRICE OF $78.50 PER SHARE,
                           CUSIP NUMBER 010392207
                            (THE "TENDER OFFER")

                            ALABAMA POWER COMPANY

                         PROXY SOLICITATION FOR THE
        OUTSTANDING SHARES OF THE FOLLOWING SERIES OF PREFERRED STOCK

                 2,000,000 SHARES, CLASS A PREFERRED STOCK,
                      $25 STATED CAPITAL, 6.40% SERIES,
                           CUSIP NUMBER 010392678

                 1,520,000 SHARES, CLASS A PREFERRED STOCK,
                      $25 STATED CAPITAL, 6.80% SERIES,
                           CUSIP NUMBER 010392694

                 2,000,000 SHARES, CLASS A PREFERRED STOCK,
              $25 STATED CAPITAL, 1993 ADJUSTABLE RATE SERIES,
                           CUSIP NUMBER 010392660

                       50,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 4.52% SERIES,
                           CUSIP NUMBER 010392306

                      100,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 4.60% SERIES,
                           CUSIP NUMBER 010392405

                       60,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 4.64% SERIES,
                           CUSIP NUMBER 010392504

                       50,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 4.72% SERIES,
                           CUSIP NUMBER 010392603

                       80,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 4.92% SERIES,
                           CUSIP NUMBER 010392702

                      500,000 SHARES, PREFERRED STOCK,
                  $100 STATED CAPITAL, 1988 AUCTION SERIES,
                           CUSIP NUMBER 010392736

                        200 SHARES, PREFERRED STOCK,
                $100,000 STATED CAPITAL, 1993 AUCTION SERIES,
                           CUSIP NUMBER 010392686
                         (THE "PROXY SOLICITATION")

FOR THE TENDER OFFER:

The Southern Company ("Southern"), a Delaware corporation, invites the holders of the series of preferred stock listed above under the Tender Offer (the "Series of Preferred") of Alabama Power Company (the "Company"), an Alabama corporation and wholly-owned utility subsidiary of Southern, to tender any and all of their shares of the Series of Preferred (the "Shares") for purchase at the price per Share listed above, plus from the Company a dividend attributable to the period ending on the payment date of the Offer, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement dated November 3, 1997 and in the related Letter of Transmittal and Proxy (which together constitute the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

THE OFFER FOR THE SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF THE COMPANY WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. SEE "TERMS OF THE OFFER--CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the offices of its affiliate Georgia Power Company, 333 Piedmont Avenue, N.E., Atlanta, Georgia, on December 10, 1997 or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider amendments (the "Proposed Amendment") to the Company's charter (the "Charter") which would remove provisions of the Company's Charter that restrict the ability of the Company (i) to issue unsecured indebtedness, (ii) to sell assets, merge or consolidate without preferred shareholder approval under certain circumstances, (iii) to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels and (iv) to pay dividends on its common stock in the event that its retained earnings are not at least equal to two times the annual dividends on its outstanding preferred stock. The Board of Directors of the Company recommends voting FOR the Proposed Amendment.

HOLDERS OF THE SERIES OF PREFERRED WHO WISH TO TENDER THEIR SHARES MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. HOWEVER, HOLDERS OF THE SERIES OF PREFERRED HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT EQUAL TO 1.00% OF THE PAR VALUE PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE HOLDERS OF PREFERRED STOCK WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE PLUS FROM THE COMPANY A DIVIDEND ATTRIBUTABLE TO THE PERIOD ENDING ON THE PAYMENT DATE OF THE OFFER BUT NOT THE SPECIAL CASH PAYMENT.

IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO NOVEMBER 6, 1997 AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF THE SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF THE SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

Any holder of the Series of Preferred desiring to accept the Offer and tender all or any portion of his or her Shares should either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares," on or prior to the Expiration Date (set forth above). A holder of the Series of Preferred whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any holder of the Series of Preferred who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares." Southern will pay a solicitation fee for any Shares tendered, accepted for payment and paid for pursuant to the Offer. See "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.

ONLY THE LETTER OF TRANSMITTAL AND PROXY FOR THE SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF THE SERIES OF PREFERRED.

NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

Tenders of Shares of the Series of Preferred made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 2, 1998, unless theretofore accepted for payment by Southern as provided in the Offer to Purchase and Proxy Statement.

The Offer to Purchase and Proxy Statement is first being mailed on or about November 3, 1997.

THE OFFER TO PURCHASE AND PROXY STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND PROXY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

FOR THE PROXY SOLICITATION:

The Board of Directors of the Company is soliciting proxies of holders of the shares of the series of preferred stock listed above under the Proxy Solicitation (the "Proxy Only Shares") with respect to the Proposed Amendment. The Special Meeting of Shareholders, at which the Proposed Amendment will be considered, is scheduled to occur on December 10, 1997.

If the Proposed Amendment is approved and adopted, the Company will make a special cash payment to each holder of Proxy Only Shares who properly voted his Shares in favor of the Proposed Amendment in the amount of (i) 1.00% of the par value per Proxy Only Share for the 4.52% Series, the 4.60% Series, the 4.64% Series, the 4.72% Series and the 4.92% Series; (ii) 1.00% of the stated capital per Proxy Only Share for the 6.80% Series, the 6.40% Series and the 1993 Adjustable Rate Series and (iii) 0.25% of the stated capital per Proxy Only Share for the 1988 Auction Series and the 1993 Auction Series. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the special cash payment (regardless of whether the Proposed Amendment is approved and adopted).

                            THE SOUTHERN COMPANY
     NOTICE OF OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES
              OF THE FOLLOWING SERIES OF GEORGIA POWER COMPANY

                      433,774 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $4.60 SERIES AT A PURCHASE PRICE OF $85.98 PER SHARE,
                           CUSIP NUMBER 373334200

                       70,000 SHARES, PREFERRED STOCK,
$100 STATED VALUE, $4.60 (1962) SERIES AT A PURCHASE PRICE OF $91.09 PER SHARE,
                           CUSIP NUMBER 373334309

                       70,000 SHARES, PREFERRED STOCK,
$100 STATED VALUE, $4.60 (1963) SERIES AT A PURCHASE PRICE OF $91.09 PER SHARE,
                           CUSIP NUMBER 373334408

                       50,000 SHARES, PREFERRED STOCK,
$100 STATED VALUE, $4.60 (1964) SERIES AT A PURCHASE PRICE OF $91.09 PER SHARE,
                           CUSIP NUMBER 373334507

                       60,000 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $4.72 SERIES AT A PURCHASE PRICE OF $93.47 PER SHARE,
                           CUSIP NUMBER 373334606

                      100,000 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $4.92 SERIES AT A PURCHASE PRICE OF $97.43 PER SHARE,
                           CUSIP NUMBER 373334705

                       70,000 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $4.96 SERIES AT A PURCHASE PRICE OF $98.22 PER SHARE,
                           CUSIP NUMBER 373334853

                       14,090 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $5.00 SERIES AT A PURCHASE PRICE OF $95.24 PER SHARE,
                           CUSIP NUMBER 373334804

                       90,000 SHARES, PREFERRED STOCK,
  $100 STATED VALUE, $5.64 SERIES AT A PURCHASE PRICE OF $100.00 PER SHARE,
                           CUSIP NUMBER 373334887
                            (THE "TENDER OFFER")

                            GEORGIA POWER COMPANY

                         PROXY SOLICITATION FOR THE
        OUTSTANDING SHARES OF THE FOLLOWING SERIES OF PREFERRED STOCK

                 3,000,000 SHARES, CLASS A PREFERRED STOCK,
           $25 STATED VALUE, ADJUSTABLE RATE (FIRST 1993) SERIES,
                           CUSIP NUMBER 373334580

                 4,000,000 SHARES, CLASS A PREFERRED STOCK,
           $25 STATED VALUE, ADJUSTABLE RATE (SECOND 1993) SERIES,
                           CUSIP NUMBER 373334572

                      120,000 SHARES, PREFERRED STOCK,
                      $100 STATED VALUE, $6.48 SERIES,
                           CUSIP NUMBER 373334879

                      100,000 SHARES, PREFERRED STOCK,
                      $100 STATED VALUE, $6.60 SERIES,
                           CUSIP NUMBER 373334861
                         (THE "PROXY SOLICITATION")

FOR THE TENDER OFFER:

The Southern Company ("Southern"), a Delaware corporation, invites the holders of each series of preferred stock listed above under the Tender Offer (each, a "Series of Preferred") of Georgia Power Company (the "Company"), a Georgia corporation and wholly-owned utility subsidiary of Southern, to tender any and all of their shares of a Series of Preferred (the "Shares") for purchase at the price per Share listed above, plus from the Company a dividend attributable to the period ending on the payment date of the Offer, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement dated November 3, 1997 and in the related Letter of Transmittal and Proxy (which together constitute the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF THE COMPANY WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. SEE "TERMS OF THE OFFER--CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the Company's office at 333 Piedmont Avenue, N.E., Atlanta, Georgia, on December 10, 1997 or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider amendments (the "Proposed Amendment") to the Company's charter (the "Charter") which would remove provisions of the Company's Charter that restrict the ability of the Company (i) to issue unsecured indebtedness, (ii) to sell assets, merge or consolidate without preferred shareholder approval under certain circumstances and (iii) to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels. The Board of Directors of the Company recommends voting FOR the Proposed Amendment.

HOLDERS OF A SERIES OF PREFERRED WHO WISH TO TENDER THEIR SHARES MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. HOWEVER, HOLDERS OF A SERIES OF PREFERRED HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT EQUAL TO 1.00% OF THE STATED VALUE PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE HOLDERS OF PREFERRED STOCK WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE PLUS FROM THE COMPANY A DIVIDEND ATTRIBUTABLE TO THE PERIOD ENDING ON THE PAYMENT DATE OF THE OFFER BUT NOT THE SPECIAL CASH PAYMENT.

IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO NOVEMBER 6, 1997 AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

Any holder of a Series of Preferred desiring to accept the Offer and tender all or any portion of his or her Shares should either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares," on or prior to the Expiration Date (set forth above). A holder of a Series of Preferred whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any holder of a Series of Preferred who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares." Southern will pay a solicitation fee for any Shares tendered, accepted for payment and paid for pursuant to the Offer. See "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.

EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

Tenders of Shares of a Series of Preferred made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 2, 1998, unless theretofore accepted for payment by Southern as provided in the Offer to Purchase and Proxy Statement.

The Offer to Purchase and Proxy Statement is first being mailed on or about November 3, 1997.

THE OFFER TO PURCHASE AND PROXY STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND PROXY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE
ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

FOR THE PROXY SOLICITATION:

The Board of Directors of the Company is soliciting proxies of holders of the shares of the series of preferred stock listed above under the Proxy Solicitation (the "Proxy Only Shares") with respect to the Proposed Amendment. The Special Meeting of Shareholders, at which the Proposed Amendment will be considered, is scheduled to occur on December 10, 1997.

If the Proposed Amendment is approved and adopted, the Company will make a special cash payment to each holder of Proxy Only Shares who properly voted his Shares in favor of the Proposed Amendment in the amount of 1.00% of the stated value per Share. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the special cash payment (regardless of whether the Proposed Amendment is approved and adopted).

                            THE SOUTHERN COMPANY
     NOTICE OF OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES
                         OF THE FOLLOWING SERIES OF

                             GULF POWER COMPANY

                       51,026 SHARES, PREFERRED STOCK,
    $100 PAR VALUE, 4.64% SERIES AT A PURCHASE PRICE OF $86.73 PER SHARE,
                           CUSIP NUMBER 402479208

                       50,000 SHARES, PREFERRED STOCK,
   $100 PAR VALUE, 5.16% SERIES AT A PURCHASE PRICE OF $100.00 PER SHARE,
                           CUSIP NUMBER 402479307

                       50,000 SHARES, PREFERRED STOCK,
   $100 PAR VALUE, 5.44% SERIES AT A PURCHASE PRICE OF $100.00 PER SHARE,
                           CUSIP NUMBER 402479406

                      800,000 SHARES, PREFERRED STOCK,
  $25 STATED CAPITAL, 6.72% SERIES AT A PURCHASE PRICE OF $25.00 PER SHARE,
                           CUSIP NUMBER 402479836

                      600,000 SHARES, PREFERRED STOCK,
            $25 STATED CAPITAL, 1993 ADJUSTABLE RATE SERIES AT A
                     PURCHASE PRICE OF $25.00 PER SHARE,
                           CUSIP NUMBER 402479828

The Southern Company ("Southern"), a Delaware corporation, invites the holders of each series of preferred stock listed above (each, a "Series of Preferred") of Gulf Power Company (the "Company"), a Maine corporation and wholly-owned utility subsidiary of Southern, to tender any and all of their shares of a Series of Preferred (the "Shares") for purchase at the price per Share listed above, plus from the Company a dividend attributable to the period ending on the payment date of the Offer, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement dated November 3, 1997 and in the related Letter of Transmittal and Proxy (which together constitute the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF THE COMPANY WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. SEE "TERMS OF THE OFFER--CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the offices of its affiliate Georgia Power Company, 333 Piedmont Avenue, N.E., Atlanta, Georgia, on December 10, 1997 or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider amendments (the "Proposed Amendment") to the Company's charter (the "Charter") which would remove provisions of the Company's Charter that restrict the ability of the Company (i) to issue unsecured indebtedness, (ii) to sell assets, merge or consolidate without preferred shareholder approval under certain circumstances and (iii) to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels. The Board of Directors of the Company recommends voting FOR the Proposed Amendment.

HOLDERS OF A SERIES OF PREFERRED WHO WISH TO TENDER THEIR SHARES MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. HOWEVER, HOLDERS OF A SERIES OF PREFERRED HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT EQUAL TO 1.00% OF THE PAR VALUE OR STATED CAPITAL, AS APPLICABLE, PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE HOLDERS OF PREFERRED STOCK WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE PLUS FROM THE COMPANY A DIVIDEND ATTRIBUTABLE TO THE PERIOD ENDING ON THE PAYMENT DATE OF THE OFFER BUT NOT THE SPECIAL CASH PAYMENT.

IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO BUSINESS DAYS PRIOR TO NOVEMBER 6, 1997 AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

Any holder of a Series of Preferred desiring to accept the Offer and tender all or any portion of his or her Shares should either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares," on or prior to the Expiration Date (set forth above). A holder of a Series of Preferred whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any holder of a Series of Preferred who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares." Southern will pay a solicitation fee for any Shares tendered, accepted for payment and paid for pursuant to the Offer. See "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.

EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

Tenders of Shares of a Series of Preferred made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 2, 1998, unless theretofore accepted for payment by Southern as provided in the Offer to Purchase and Proxy Statement.

The Offer to Purchase and Proxy Statement is first being mailed on or about November 3, 1997.

THE OFFER TO PURCHASE AND PROXY STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND PROXY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

                            THE SOUTHERN COMPANY
     NOTICE OF OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES
            OF THE FOLLOWING SERIES OF MISSISSIPPI POWER COMPANY

                       40,000 SHARES, PREFERRED STOCK,
    $100 PAR VALUE, 4.40% SERIES AT A PURCHASE PRICE OF $87.13 PER SHARE,
                           CUSIP NUMBER 605417203

                       20,099 SHARES, PREFERRED STOCK,
    $100 PAR VALUE, 4.60% SERIES AT A PURCHASE PRICE OF $85.98 PER SHARE,
                           CUSIP NUMBER 605417302

                       50,000 SHARES, PREFERRED STOCK,
    $100 PAR VALUE, 4.72% SERIES AT A PURCHASE PRICE OF $93.47 PER SHARE,
                           CUSIP NUMBER 605417401
                            (THE "TENDER OFFER")

                          MISSISSIPPI POWER COMPANY

                         PROXY SOLICITATION FOR THE
        OUTSTANDING SHARES OF THE FOLLOWING SERIES OF PREFERRED STOCK

                 600,000 SHARES, DEPOSITARY PREFERRED STOCK,
         $100 PAR VALUE, EACH REPRESENTING ONE-FOURTH OF A SHARE OF
                       PREFERRED STOCK,  6.32% SERIES,
                           CUSIP NUMBER 605417831

                 336,160 SHARES, DEPOSITARY PREFERRED STOCK,
         $100 PAR VALUE, EACH REPRESENTING ONE-FOURTH OF A SHARE OF
                       PREFERRED STOCK, 6.65% SERIES,
                           CUSIP NUMBER 605417815

                       50,000 SHARES, PREFERRED STOCK,
                        $100 PAR VALUE, 7.00% SERIES,
                           CUSIP NUMBER 605417500
                         (THE "PROXY SOLICITATION")

FOR THE TENDER OFFER:

The Southern Company ("Southern"), a Delaware corporation, invites the holders of each series of preferred stock listed above under the Tender Offer (each, a "Series of Preferred") of Mississippi Power Company (the "Company"), a Mississippi corporation and wholly-owned utility subsidiary of Southern, to tender any and all of their shares (the "Shares") for purchase at the price per Share listed above, plus from the Company a dividend attributable to the period ending on the payment date of the Offer, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement dated November 3, 1997 and in the related Letter of Transmittal and Proxy (which together constitute the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF THE COMPANY WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. SEE "TERMS OF THE OFFER--CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the offices of its affiliate Georgia Power Company, 333 Piedmont Avenue, N.E., Atlanta, Georgia, on December 10, 1997 or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider amendments (the "Proposed Amendment") to the Company's charter (the "Charter") which would remove provisions of the Company's Charter that restrict the ability of the Company (i) to issue unsecured indebtedness, (ii) to sell assets, merge or consolidate without preferred shareholder approval under certain circumstances and (iii) to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels. The Board of Directors of the Company recommends voting FOR the Proposed Amendment.

HOLDERS OF A SERIES OF PREFERRED WHO WISH TO TENDER THEIR SHARES MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. HOWEVER, HOLDERS OF A SERIES OF PREFERRED HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT EQUAL TO 1.00% OF THE PAR VALUE PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE HOLDERS OF PREFERRED STOCK WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE PLUS FROM THE COMPANY A DIVIDEND ATTRIBUTABLE TO THE PERIOD ENDING ON THE PAYMENT DATE OF THE OFFER BUT NOT THE SPECIAL CASH PAYMENT.

IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO NOVEMBER 6, 1997 AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

Any holder of a Series of Preferred desiring to accept the Offer and tender all or any portion of his or her Shares should either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares," on or prior to the Expiration Date (set forth above). A holder of a Series of Preferred whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any holder of a Series of Preferred who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer--Procedure for Tendering Shares." Southern will pay a solicitation fee for any Shares tendered, accepted for payment and paid for pursuant to the Offer. See "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.

EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

Tenders of Shares of a Series of Preferred made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after January 2, 1998, unless theretofore accepted for payment by Southern as provided in the Offer to Purchase and Proxy Statement.

The Offer to Purchase and Proxy Statement is first being mailed on or about November 3, 1997.

THE OFFER TO PURCHASE AND PROXY STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND PROXY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

FOR THE PROXY SOLICITATION:

The Board of Directors of the Company is soliciting proxies of holders of the shares of the series of preferred stock listed above under the Proxy Solicitation (the "Proxy Only Shares") with respect to the Proposed Amendment. The Special Meeting of Shareholders, at which the Proposed Amendment will be considered, is scheduled to occur on December 10, 1997.

If the Proposed Amendment is approved and adopted, the Company will make a special cash payment to each holder of Proxy Only Shares who properly voted his Shares in favor of the Proposed Amendment in the amount of 1.00% of the par value per Proxy Only Share. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the special cash payment (regardless of whether the Proposed Amendment is approved and adopted).


Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager as set forth below. Requests for copies of the Offers to Purchase and Proxy Statement and the related Letters of Transmittal and Proxy or other tender offer or proxy materials may be directed to the Information Agent and such copies will be furnished promptly at Southern's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offers.

                  The Information Agent for the Offers is:

                   CORPORATE INVESTOR COMMUNICATIONS, INC.
               111 Commerce Road, Carlstadt, New Jersey 07072
                         (888) 881-0526 (toll-free)
                  or Banks and Brokers call (888) 349-2003

                    The Dealer Manager for the Offers is:

                             MERRILL LYNCH & CO.
     World Financial Center, 250 Vesey Street, New York, New York 10281
                         1-888-ML4-TNDR (toll-free)
                           Attn: Susan L. Weinberg

November 3, 1997